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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 24, 2004

                       Medicis Pharmaceutical Corporation
               (Exact Name of Registrant as Specified in Charter)


           Delaware                        0-18443               52-1574808
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
        Incorporation)                                       Identification No.)


8125 North Hayden Road
Scottsdale, Arizona                                                 85258-2463
(Address of Principal                                               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:               (602) 808-8800



                                       N/A
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.02     Results of Operations and Financial Condition

         On August 24, 2004, Medicis Pharmaceutical Corporation (the "Company") issued a press release regarding its fourth quarter and year-end fiscal 2004 financial results. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

         In accordance with general instruction B.2 to Form 8-K, the information filed in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1          Copy   of  press   release, dated  August  24,  2004,   issued  by
              Medicis Pharmaceutical Corporation

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDICIS PHARMACEUTICAL CORPORATION
                                      (Registrant)


Date:  August 24, 2004                /s/ Mark A. Prygocki, Sr.
                                      ------------------------------------------
                                      Name:      Mark A. Prygocki, Sr.
                                      Title:     Executive Vice President, Chief
                                                 Financial Officer, Corporate
                                                 Secretary and Treasurer

                                       3
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
------           -----------

99.1 Copy of press release, dated August 24, 2004, issued by Medicis Pharmaceutical Corporation.